CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Trinitech Systems, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-24891.


                                             /s/ Arthur Andersen LLP


Stamford, Connecticut
March 30, 1999